Exhibit 99.2
                                                        TAC 09-26-03 Report Form

                         UNITED STATES BANKRUPTCY COURT
                                   DISTRICT OF

In re: TRENWICK AMERICA CORPORATION    Case No.          03-12635(MFW)
                                       Reporting Period: August 2003

                            MONTHLY OPERATING REPORT

            File with Court and submit copy to United States Trustee within 20 days after end of month. Submit copy of report to any official committee appointed in the case.

-------------------------------------------------------------------------------------------------------------------
Required Documents                                                         Form No.         Document    Explanation
-------------------------------------------------------------------------------------------------------------------
                                                                                            Attached    Attached
Schedule of Cash Receipts and Disbursements                                MOR-1            Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1 (Con't)    Yes
     Copies of bank statements                                                              Yes
     Cash disbursements journals                                                            Yes
Statement of Operations                                                    MOR-2            Yes
Balance Sheet                                                              MOR-3            Yes
Status of Postpetition Taxes                                               MOR-4            Yes
     Copies of IRS Form 6123 or payment receipt                                             Yes
     Copies of tax returns filed during reporting period                                    N/A
Summary of Unpaid Postpetition Debts                                       MOR-4            Yes
     Listing of aged accounts payable                                                       Yes
Accounts Receivable Reconciliation and Aging                               MOR-5            Yes
Debtor Questionnaire                                                       MOR-5            Yes
-------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/  Alan L. Hunte                                        9/26/2003
--------------------------------------                    ----------------------
Signature of Debtor                                       Date

/s/  Alan L. Hunte                                        9/26/2003
--------------------------------------                    ----------------------
Signature of Joint Debtor                                 Date

/s/  Alan L. Hunte                                        9/26/2003
--------------------------------------                    ----------------------
Signature of Authorized Individual*                       Date

Alan L. Hunte                                             9/26/2003
--------------------------------------                    ----------------------
Printed Name of Authorized Individual*                    Date

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.2
                                                             Bank Reconciliation
In re: Trenwick America Corporation                  Case No.
Bank Reconciliation                              Reporting Period         August
@ 8/31/2003

                                 Operating       Payroll         Tax       Other
                                ------------------------------------------------
        Balance Per Books       $ 515,007.79   $ 45,157.23       NA         NA
                                ================================================

Bank Balance                    $ 664,312.90   $ 70,632.72       NA         NA
  (+) Deposits in Transit                 --            --
  (-) Outstanding Cks            (149,649.64)   (11,436.26)
   Other                              344.53    (14,039.23)
                                ------------------------------------------------
      Adjusted Bank Balance     $ 515,007.79   $ 45,157.23       NA         NA
                                ================================================

       Deposits in Transit                NA            NA       NA         NA

        Checks Outstanding           Ck No.      Amount          NA         NA
                                   ----------------------

            Operating                105688      2,212.44
                                     106587        250.00
                                     106642         40.00
                                     107264        975.00
                                     107307        375.00
                                     107385     48,000.20
                                     107395        990.00
                                     107409     96,382.00
                                     107432        425.00
                                               ----------
                                               149,649.64

             Payroll                  397           63.94
                                      4326       1,178.34
                                      4327       1,181.78
                                      4328       2,883.23
                                      565          889.08
                                      4312       1,178.33
                                      4319       1,178.33
                                      4321       2,883.23
                                               ----------
                                                11,436.26

              Other     Operating

                        Prior Month Returned Deposited Item, JE to be booked for $344.53

                        Payroll

                        Prior period wire to be booked           (23,800.23)
                        Manual Cks to be booked                    9,761.00
                                                                 ----------
                                                                 (14,039.23)

                                                                    Exhibit 99.2
                                                                    Disbursement

 Trenwick
 Internal           Bank           Check                Check
 Bank Code        Account #        Number               Date                 Amount          Vendor Name
----------      -----------        ------            ----------              ------   ---------------------------------
TACC            601-2-06238        107500            2003-08-28              880.89   BMW Financial Services
TACC            601-2-06238        107501            2003-08-28              400.00   Federal Reserve Bank of Cleveland
                                                                           --------
                                                                           1,280.89

                                                                    Exhibit 99.2
                                                 Sched of Cash Receipts & Disbur

In re: Trenwick America Corporation                  Case No.     03-12635 (MFW)
Schedule of Cash Receipts & Disbursements      Reporting Period Aug 20 to Aug 31

                                              Bank Accounts
                                Operating        Payroll          Tax        Other
                              ---------------------------------------------------------
  Cash - Beg of Month          372,614.33         58,974.72        NA      4,100,000.00
                              ---------------------------------------------------------

       Receipts:
       Cash Sales                      --               --         --                --
     Accounts Rec                      --               --         --                --
    Loans & Advances                   --               --         --                --
     Sale of Assets                    --               --         --                --
         Other                     112.72         6,128.98         --          2,258.04
  Transfers (Interco)          676,882.17       381,457.27         --                --
                              ---------------------------------------------------------

     Total Receipts            676,994.89       387,586.25         --          2,258.04
                              ---------------------------------------------------------

     Disbursements:
      Net Payroll                      --      (200,072.25)        --                --
     Payroll Taxes                     --      (175,856.00)        --                --
Sales, Use, & Other Tax                --               --         --                --
  Inventory Purchases                  --               --         --                --
 Secured Rental/Leases                 --               --         --                --
       Insurance                       --               --         --                --
     Administrative             (2,558.16)              --         --                --
        Selling                        --               --         --                --
         Other                  (1,280.89)              --         --                --
     Transfers (PR)           (381,457.27)              --         --                --
   Professional Fees                   --               --         --                --
      Court Costs                      --               --         --                --
                              ---------------------------------------------------------

  Total Disbursements         (385,296.32)     (375,928.25)        --                --
                              ---------------------------------------------------------

     Net Cash Flow             291,698.57        11,658.00         --          2,258.04
                              ---------------------------------------------------------

   Cash: End of Month          664,312.90        70,632.72         --      4,102,258.04
                              =========================================================

         Other:               Operating

                              Overnight Investment Interest Earned - $112.72

                              Payroll

                              Returned Cks No. 4321,4319,4312,565 - $6,128.98

                              Other

                              Overnight Investment Interest Earned - $2,258.04

                                                                    Exhibit 99.2
                                                         Statement of Operations

 Trenwick America Corporation                         Case No. 03-12635 (MFW)
 ----------------------------                                  -----------------
            Debtor                           Reporting Period: August 2003
                                                               -----------------
                             Statement of Operations
                               (Income Statement)

------------------------------------------------------------------------------------
                                                                       Cumulative
REVENUES                                                Month         Filing to Date
------------------------------------------------------------------------------------
Gross Revenues                                       $    (1,280)      $    (1,280)
------------------------------------------------------------------------------------
Less: Returns and Allowances                                  --                --
------------------------------------------------------------------------------------
Net Revenue                                          $    (1,280)      $    (1,280)
------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------
Beginning Inventory                                           --
------------------------------------------------------------------------------------
Add: Purchases                                                --                --
------------------------------------------------------------------------------------
Add:Cost of Labor                                             --                --
------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                          --                --
------------------------------------------------------------------------------------
Less: Ending Inventory                                        --                --
------------------------------------------------------------------------------------
Cost of Goods Sold                                            --                --
------------------------------------------------------------------------------------
Gross Profit                                              (1,280)           (1,280)
------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------
Advertising                                                   --                --
------------------------------------------------------------------------------------
Auto and Truck Expense                                        --                --
------------------------------------------------------------------------------------
Bad Debts                                                     --                --
------------------------------------------------------------------------------------
Contributions                                                 --                --
------------------------------------------------------------------------------------
Employee Benefits Programs                                    --                --
------------------------------------------------------------------------------------
Insider compensation*                                     12,446                --
------------------------------------------------------------------------------------
Insurance                                                      1                 1
------------------------------------------------------------------------------------
Management Fees/Bonuses **                                99,804           112,166
------------------------------------------------------------------------------------
Office Expense                                            11,556            11,556
------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                               355               355
------------------------------------------------------------------------------------
Repairs and Maintenance                                       37                37
------------------------------------------------------------------------------------
Rent and Lease Expense                                     9,234             9,234
------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                    542               625
------------------------------------------------------------------------------------
Supplies                                                     162               162
------------------------------------------------------------------------------------
Taxes-Payroll                                                 49                49
------------------------------------------------------------------------------------
Taxes-Real Estate                                             --                --
------------------------------------------------------------------------------------
Taxes-Other                                                   --                --
------------------------------------------------------------------------------------
Travel and Entertainment                                       2                 2
------------------------------------------------------------------------------------
Utilities                                                      3                 3
------------------------------------------------------------------------------------
Other (attach schedule)                                3,669,320         3,669,320
------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation           3,803,511         3,803,511
------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                       17,597            17,597
------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses       (3,822,388)       (3,822,388)
------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
------------------------------------------------------------------------------------
Other Income (attach schedule)                         1,787,921         1,787,921
------------------------------------------------------------------------------------
Interest Expense                                              --                --
------------------------------------------------------------------------------------
Other Expense (attach schedule)                               --                --
------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items         (2,034,466)       (2,034,466)
------------------------------------------------------------------------------------
REORGANIZATION ITEMS
------------------------------------------------------------------------------------
Professional Fees                                                               --
------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                     --
------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                 7,636             7,636
------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                               --
------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)               --                --
------------------------------------------------------------------------------------
Total Reorganization Expenses                              7,636             7,636
------------------------------------------------------------------------------------
Income Taxes                                                                    --
------------------------------------------------------------------------------------
Net Profit (Loss)                                    $(2,026,830)      $(2,026,830)
------------------------------------------------------------------------------------

* Insider compensation includes amounts paid to members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 30 officers which were not included in this amount.

** Represents amounts charged by Trenwick affiliates under the Administrative Services Agreement

                                                                           MOR-2

                                                                    Exhibit 99.2
                                                         Statement of Operations

                  STATEMENT OF OPERATIONS - continuation sheet

--------------------------------------------------------------------------------
                                                                  Cumulative
BREAKDOWN OF "OTHER" CATEGORY                       Month       Filing to Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Audit Fees                                            28,754          28,754
--------------------------------------------------------------------------------
Accounting & Tax Fees                                 44,516          44,516
--------------------------------------------------------------------------------
Other Fees                                         3,594,254       3,594,254
--------------------------------------------------------------------------------
Data Processing                                        1,771           1,771
--------------------------------------------------------------------------------
Seminars & Continuing Education                           25              25
--------------------------------------------------------------------------------
Total Other Expenses                               3,669,320       3,669,320
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                      1,787,921       1,787,921
--------------------------------------------------------------------------------
Total Other Income                                 1,787,921       1,787,921
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                           MOR-2

    Trenwick America Corporation                       Case No. 03-12635 (MFW)
-----------------------------------                             ----------------
               Debtor                         Reporting Period: August 2003
                                                                ----------------

                                  BALANCE SHEET

----------------------------------------------------------------------------------------------------------------
                                                                       BOOK VALUE AT END OF        BOOK VALUE ON
                     ASSETS                                          CURRENT REPORTING MONTH       PETITION DATE
----------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
----------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                     --               4,532,566
----------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                  4,574,671                      --
----------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                     50,586,649              48,745,299
----------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                      --                      --
----------------------------------------------------------------------------------------------------------------
Inventories                                                                           --                      --
----------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                  92,800                 503,054
----------------------------------------------------------------------------------------------------------------
Professional Retainers                                                            10,000                  10,000
----------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                           340,703                 327,755
----------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                       $  55,604,824           $  54,118,674
----------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
----------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                        --                      --
----------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                               --                      --
----------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                      20,723,654              20,723,654
----------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                         3,485,693               3,485,693
----------------------------------------------------------------------------------------------------------------
Vehicles                                                                              --                      --
----------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                (15,620,093)            (15,433,035)
----------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                 $   8,589,254           $   8,776,312
----------------------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                               266,900                 266,900
----------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                               248,684,258             249,660,381
----------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                         $ 248,951,158           $ 249,927,281
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                               $ 313,145,235           $ 312,822,267
================================================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                      BOOK VALUE AT END OF         BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                        CURRENT REPORTING MONTH        PETITION DATE
----------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
----------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                  13,060                      --
----------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                   --                      --
----------------------------------------------------------------------------------------------------------------
Wages Payable                                                                    194,132                      --
----------------------------------------------------------------------------------------------------------------
Notes Payable                                                                         --                      --
----------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                      --                      --
----------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                             --                      --
----------------------------------------------------------------------------------------------------------------
Professional Fees                                                                     --                      --
----------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                              --                      --
----------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                 448,046                      --
----------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                             $     655,238           $          --
----------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
----------------------------------------------------------------------------------------------------------------
Secured Debt                                                                          --                      --
----------------------------------------------------------------------------------------------------------------
Priority Debt                                                                         --                      --
----------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                               290,118,780             289,648,446
----------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                             $ 290,118,780           $ 289,648,446
----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                            290,774,018             289,648,446
----------------------------------------------------------------------------------------------------------------
OWNER EQUITY
----------------------------------------------------------------------------------------------------------------
Capital Stock                                                                        100                     100
----------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                   266,985,085             266,985,085
----------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                             --                      --
----------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                --                      --
----------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                            (246,858,372)           (246,858,372)
----------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                             (2,026,830)                     --
----------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                  4,271,234               3,047,008
----------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                 --                      --
----------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                           $  22,371,217           $  23,173,821
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                       $ 313,145,235           $ 312,822,267
================================================================================================================

* Loans to Insiders includes loans to members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 30 officers which were not included in this amount.

                                                                           MOR-3

 Trenwick America Corporation                            Case No. 03-12635 (MFW)
------------------------------                                    --------------
             Debtor                             Reporting Period: August 2003
                                                                  --------------

                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                         BOOK VALUE AT END OF      BOOK VALUE ON
                ASSETS                 CURRENT REPORTING MONTH     PETITION DATE

--------------------------------------------------------------------------------
OTHER CURRENT ASSETS
--------------------------------------------------------------------------------
Accrued Investment Income                         340,703                327,755
--------------------------------------------------------------------------------
                                                  340,703           $    327,755
--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
Deferred Taxes Receivable                       1,198,532              1,198,532
--------------------------------------------------------------------------------
Deposits                                               --                     --
--------------------------------------------------------------------------------
Prepaid Deposits                                       --                     --
--------------------------------------------------------------------------------
Investment in Subsidiaries                    247,475,592            244,859,636
--------------------------------------------------------------------------------
Miscellaneous Other Assets                         10,134              3,602,213
--------------------------------------------------------------------------------
                                              248,684,258           $249,660,381
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         BOOK VALUE AT END OF      BOOK VALUE ON
LIABILITIES AND OWNER EQUITY           CURRENT REPORTING MONTH     PETITION DATE
--------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
--------------------------------------------------------------------------------
Accrued Expenses (1)                            1,320,248              1,333,307
--------------------------------------------------------------------------------
Interest Payable                               12,728,025             12,728,025
--------------------------------------------------------------------------------
Taxes Payable                                   3,078,816              2,601,759
--------------------------------------------------------------------------------
Due to Affiliates                              82,787,757             82,787,757
--------------------------------------------------------------------------------
Other Liabilities                                      --                     --
--------------------------------------------------------------------------------
Indebtedness                                  190,203,934            190,197,598
--------------------------------------------------------------------------------
                                              290,118,780            289,648,446
--------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
--------------------------------------------------------------------------------
Accrued Expenses                                       --                     --
--------------------------------------------------------------------------------
Interest Payable                                       --                     --
--------------------------------------------------------------------------------
Due to Affiliates                                 448,046                     --
--------------------------------------------------------------------------------
Other Liabilities                                                             --
--------------------------------------------------------------------------------
                                                  448,046                     --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
--------------------------------------------------------------------------------
Equity in Subsidiary                            4,271,234              3,047,008
--------------------------------------------------------------------------------
                                                4,271,234              3,047,008
--------------------------------------------------------------------------------

(1)   Includes accrual for Key Employee Retention Plan

                                                                           MOR-3

In re Trenwick America Corporation                      Case No. 03-12635 (MFW)
      ----------------------------                               --------------
                Debtor                         Reporting period: August 2003
                                                                 --------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

------------------------------------------------------------------------------------------------------------------------------
                                                             Amount
                                              Beginning    Withheld or        Amount                    Check. No   Ending Tax
                                            Tax Liability    Accrued           Paid       Date Paid      or EFT     Liability
==============================================================================================================================
Federal
------------------------------------------------------------------------------------------------------------------------------
Withholding                                        --         108,411         108,411      08/27/03        EFT          --
------------------------------------------------------------------------------------------------------------------------------
FICA-Employee                                      --          33,413          33,413      08/27/03        EFT          --
------------------------------------------------------------------------------------------------------------------------------
FICA-Employer                                      --          23,307          23,307      08/27/03        EFT          --
------------------------------------------------------------------------------------------------------------------------------
Unemployment                                       --              56              56      08/27/03        EFT          --
------------------------------------------------------------------------------------------------------------------------------
Income                                             --              --              --                                   --
------------------------------------------------------------------------------------------------------------------------------
Other:                                             --              --              --                                   --
------------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                              --         165,186         165,186                                   --
------------------------------------------------------------------------------------------------------------------------------
State and Local
------------------------------------------------------------------------------------------------------------------------------
Withholding                                        --          25,077          25,077      08/27/03        EFT          --
------------------------------------------------------------------------------------------------------------------------------
Sales                                              --             606             606      08/27/03        EFT          --
------------------------------------------------------------------------------------------------------------------------------
Excise                                             --              --              --                                   --
------------------------------------------------------------------------------------------------------------------------------
Unemployment                                       --             778             778      08/27/03        EFT          --
------------------------------------------------------------------------------------------------------------------------------
Real Property                                      --              --              --                                   --
------------------------------------------------------------------------------------------------------------------------------
Personal Property                                  --              --              --                                   --
------------------------------------------------------------------------------------------------------------------------------
Other:                                             --              --              --                                   --
------------------------------------------------------------------------------------------------------------------------------
  Total State and Local                            --          26,462          26,462                                   --
------------------------------------------------------------------------------------------------------------------------------
Total Taxes                                        --         191,647         191,647                       --          --
------------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

------------------------------------------------------------------------------------------------------------------------------
                                                                          Number of Days Past Due
                                                  ============================================================================
                                                  Current       0-30            31-60        61-90      Over 90      Total
------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                  134           4,391                                                4,525
------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                                           --
------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                                           --
------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                  --
------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                 --
------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                               --
------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                                       --
------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                                                                                 --
------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                  --
------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                  --
------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                          134           4,391              --          --         --         4,525
------------------------------------------------------------------------------------------------------------------------------

                                                                           MOR-4

                                                                    Exhibit 99.2
                                                      A-R Reconciliation & Aging

Trenwick America Corporation                           Case No. 03-12635 (MFW)
----------------------------                                    ----------------
          Debtor
                                              Reporting Period: August 2003
                                                                ----------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

-----------------------------------------------------------------------     ---------------
Accounts Receivable Reconciliation                                              Amount
-----------------------------------------------------------------------     ---------------
Total Accounts Receivable at the beginning of the reporting period           48,763,920.43
-----------------------------------------------------------------------     ---------------
+ Amounts billed during the peiod                                             1,841,633.82
-----------------------------------------------------------------------     ---------------
- Amounts collected during the peiod                                                    -
-----------------------------------------------------------------------     ---------------
Total Accounts Receivable at the end of the reporting period                 50,605,554.25
-----------------------------------------------------------------------     ---------------

-----------------------------------------------------------------------     ---------------
Accounts Receivable Aging                                                       Amount
-----------------------------------------------------------------------     ---------------
0 - 30 days old                                                               1,613,237.74
-----------------------------------------------------------------------     ---------------
31 - 60 days old                                                                477,605.82
-----------------------------------------------------------------------     ---------------
61 - 90 days old                                                                282,444.58
-----------------------------------------------------------------------     ---------------
91 + days old                                                                59,419,084.11
-----------------------------------------------------------------------     ---------------
Total Accounts Receivable                                                    61,792,372.25
-----------------------------------------------------------------------     ---------------
Amount considered uncollectible (Bad Debt)                                  (11,186,818.00)
-----------------------------------------------------------------------     ---------------
Accounts Receivable (Net)                                                    50,605,554.25
-----------------------------------------------------------------------     ---------------

                          DEBTOR QUESTIONNAIRE

-----------------------------------------------------------------------     ---------------
Must be completed each month                                                 Yes         No
-----------------------------------------------------------------------     ---------------
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                    X
-----------------------------------------------------------------------     ---------------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide and
explanation below.                                                                       X
-----------------------------------------------------------------------     ---------------
3. Have all postpetition tax returns been timely filed? If no, provide
an explanation below.                                                         X
-----------------------------------------------------------------------     ---------------
4. Are workers compensation, general liability and other necessary
insurance coverages in effect? If no, provide an explanation below.           X
-----------------------------------------------------------------------     ---------------

                                                                      FORM MOR-5
                                                                          (9/99)



                                                                           MOR-5